UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Plus Bond Fund

April 30, 2008

		Principal
		Amount°	Value
Agency Collateralized Mortgage Obligations – 7.01%
Fannie Mae
Series 1988-15 A 9.00% 6/25/18	USD	1,391	$1,507
Series 1996-46 ZA 7.50% 11/25/26		176,696	185,643
Series 2002-83 GH 5.00% 12/25/17		465,000	470,150
Series 2005-110 MB 5.50% 9/25/35		1,316,507	1,343,286
Series 2005-67 EY 5.50% 8/25/25		115,000	113,748
•Series 2006-M2 A2F 5.259% 5/25/20		705,000	685,751
Fannie Mae Grantor Trust
Series 2001-T10 A1 7.00% 12/25/41		224,904	237,578
Series 2002-T1 A2 7.00% 11/25/31		126,989	127,425
Fannie Mae Interest Strip
Series 35-2 12.00% 7/1/18		83,128	96,945
Series C-2 12.00% 5/1/09		26,354	26,894
Series D-2 11.00% 4/1/09		5,477	5,496
Series F-2 11.50% 5/1/09		9,338	9,535
Series H-2 11.50% 5/1/09		14,852	15,086
Series J-1 7.00% 11/1/10		2,854	2,937
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.50% 2/25/42		129,715	136,909
Series 2004-W9 2A1 6.50% 2/25/44		164,771	174,349
Freddie Mac
Series 2552 KB 4.25% 6/15/27		117,800	117,933
Series 2557 WE 5.00% 1/15/18		300,000	304,204
Series 2662 MA 4.50% 10/15/31		275,684	275,958
Series 3005 ED 5.00% 7/15/25		265,000	259,920
Series 3022 MB 5.00% 12/15/28		615,000	623,610
Series 3063 PC 5.00% 2/15/29		900,000	912,269
Series 3113 QA 5.00% 11/15/25		321,054	325,707
Series 3131 MC 5.50% 4/15/33		200,000	202,506
Series 3337 PB 5.50% 7/15/30		215,000	219,492
•Freddie Mac Reference Series R008 FK 3.12% 7/15/23		563,170	555,997
wFreddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42		46,925	46,931
Series T-58 2A 6.50% 9/25/43		926,059	980,712
Total Agency Collateralized Mortgage Obligations (cost $8,418,855)			8,458,478

Agency Mortgage-Backed Securities – 30.89%
Fannie Mae
5.50% 1/1/13		289,139	291,447
10.50% 6/1/30		11,367	13,137
•Fannie Mae ARM
5.052% 8/1/35		385,627	385,077
5.124% 11/1/35		209,487	213,039
5.225% 3/1/38		299,548	304,161
5.303% 3/1/38		455,444	462,328
5.861% 4/1/36		1,410,546	1,446,034
5.878% 9/1/37		429,541	442,905
5.972% 8/1/37		469,785	478,576
6.108% 6/1/36		697,952	712,061
6.172% 7/1/36		576,248	589,009
6.293% 7/1/36		623,304	635,725
6.318% 8/1/36		361,196	369,185
Fannie Mae Relocation 30 yr 5.00% 9/1/33 to 11/1/33		1,318,878	1,306,582
Fannie Mae S.F. 15 yr
5.00% 5/1/21		361,306	364,644
6.50% 6/1/16		23	24
8.00% 10/1/16		248,930	262,241

Fannie Mae S.F. 15 yr TBA
4.50% 5/1/23	1,260,000	1,243,857
5.00% 5/1/23	1,215,000	1,221,075
5.50% 5/1/23	550,000	559,969
6.00% 5/1/23	690,000	710,592
Fannie Mae S.F. 30 yr
¥5.50% 9/1/36 to 7/1/37	5,101,941	5,135,945
6.00% 12/1/37	3,412,398	3,491,797
6.50% 8/1/37 to 1/1/38	4,602,239	4,766,851
8.00% 2/1/30	22,960	24,842
10.00% 7/1/20 to 2/1/25	396,692	437,966
Fannie Mae S.F. 30 yr TBA 5.50% 5/1/38	3,765,000	3,784,999
•Freddie Mac ARM
5.513% 8/1/36	365,703	374,490
5.678% 7/1/36	172,120	176,260
5.825% 10/1/36	488,687	500,662
Freddie Mac Relocation 15 yr 3.50% 10/1/18	306,381	290,074
Freddie Mac Relocation 30 yr 5.00% 9/1/33	1,726,443	1,711,648
Freddie Mac S.F. 15 yr 5.00% 6/1/18	166,783	168,747
Freddie Mac S.F. 30 yr
8.00% 5/1/11 to 5/1/31	233,822	252,577
8.50% 12/1/09	2,128	2,217
10.00% 1/1/19	20,448	23,321
11.50% 6/1/15 to 3/1/16	77,595	87,719
Freddie Mac S.F. 30 yr TBA 5.00% 5/1/38	1,935,000	1,901,137
GNMA I GPM
11.00% 3/15/13	24,624	27,365
12.25% 3/15/14	9,324	10,688
GNMA I S.F. 15 yr 6.50% 7/15/14	66,454	69,004
GNMA I S.F. 30 yr
7.50% 1/15/32	27,669	29,758
8.00% 5/15/30	39,141	42,880
9.50% 10/15/19 to 3/15/23	67,373	74,639
10.00% 9/15/18	11,484	12,964
11.00% 12/15/09 to 9/15/15	64,626	70,267
11.50% 7/15/15	5,197	5,950
12.00% 12/15/12 to 11/15/15	155,276	178,573
12.50% 5/15/10 to 1/15/16	57,336	65,635
GNMA II GPM 10.75% 3/20/16	7,237	8,168
GNMA II S.F. 30 yr
7.50% 9/20/30	36,024	38,601
8.00% 6/20/30	19,792	21,604
10.00% 11/20/15 to 6/20/21	50,845	57,583
10.50% 3/20/16 to 2/20/21	71,352	81,413
11.00% 5/20/15 to 7/20/19	1,345	1,524
12.00% 3/20/14 to 5/20/15	10,482	11,878
12.50% 10/20/13 to 7/20/15	57,892	65,562
GNMA S.F. 30 yr TBA
5.50% 5/1/38	605,000	612,751
6.00% 5/1/38	605,000	621,449
Total Agency Mortgage-Backed Securities (cost $36,895,166)		37,251,176

Agency Obligations – 3.66%
Fannie Mae
¥3.625% 2/12/13	840,000	841,804
*4.625% 10/15/13	1,050,000	1,097,492
*5.00% 2/16/12	435,000	460,785
^5.48% 10/9/19	350,000	201,776
6.25% 2/1/11	200,000	213,396
Freddie Mac
*4.75% 3/5/12	425,000	446,208
*5.00% 12/14/18	195,000	189,555
*5.50% 8/23/17	600,000	656,193
*Tennessee Valley Authority 4.875% 1/15/48	315,000	305,779
Total Agency Obligations (cost $4,367,943)		4,412,988

Commercial Mortgage-Backed Securities – 4.82%
Bank of America Commercial Mortgage
•Series 2004-3 A5 5.316% 6/10/39	275,000	281,349
•Series 2006-3 A4 5.889% 7/10/44	135,000	136,613
Series 2006-4 A4 5.634% 7/10/46	445,000	442,661

Bear Stearns Commercial Mortgage Securities
Series 2006-PW14 A4 5.201% 12/11/38	300,000	289,157
•Series 2007-PW16 A4 5.712% 6/11/40	140,000	139,071
•Series 2007-T28 A4 5.742% 9/11/42	295,000	291,363
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	1,505,000	1,567,711
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.552% 2/15/39	115,000	113,179
@•#Goldman Sachs Mortgage Securities II Series 2006-RR3 A1S 144A 5.76% 7/18/56	620,000	363,735
Greenwich Capital Commercial Funding Series 2007-GG9 A4 5.444% 3/10/39	235,000	228,534
JPMorgan Chase Commercial Mortgage Securities
Series 2006-LDP9 A2 5.134% 5/15/47	170,000	160,871
@•#Series 2006-RR1A A1 144A 5.612% 10/18/52	530,000	383,381
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	610,000	610,209
•Morgan Stanley Capital I Series 2007-T27 A4 5.65% 6/13/42	145,000	143,562
#Tower 144A
Series 2006-1 B 5.588% 2/15/36	130,000	125,681
Series 2006-1 C 5.707% 2/15/36	195,000	185,775
Wachovia Bank Commercial Mortgage Trust Series 2007-C30 A3 5.246% 12/15/43	355,000	349,691
Total Commercial Mortgage-Backed Securities (cost $6,297,997)		5,812,543

•Convertible Bonds – 0.47%
*U.S. Bancorp 0.792% 9/20/36 exercise price $38.28, expiration date 9/20/36	350,000	353,360
Wyeth 3.581% 1/15/24 exercise price $60.09, expiration date 1/15/24	205,000	208,727
Total Convertible Bonds (cost $568,650)		562,087

Corporate Bonds – 24.90%
Banking – 3.01%
Bank of America
4.90% 5/1/13	295,000	295,968
5.65% 5/1/18	190,000	190,500
Bank of New York Mellon 4.50% 4/1/13	550,000	548,790
CoBank 7.875% 4/16/18	250,000	257,561
JPMorgan Chase 5.75% 1/2/13	319,000	330,661
JPMorgan Chase Capital XXV 6.80% 10/1/37	295,000	280,425
#Northern Rock 144A 5.625% 6/22/17	240,000	240,022
PNC Bank 6.875% 4/1/18	250,000	258,886
•#PNC Preferred Funding Trust I 144A 6.113% 3/29/49	200,000	140,316
Silicon Valley Bank 5.70% 6/1/12	250,000	241,074
U.S. Bank North America
4.80% 4/15/15	140,000	137,632
4.95% 10/30/14	250,000	247,679
•USB Capital IX 6.189% 4/15/49	55,000	41,826
Wachovia Bank 6.60% 1/15/38	90,000	87,306
Wells Fargo 4.375% 1/31/13	335,000	331,747
		3,630,393
Basic IndustrIes – 1.16%
duPont (E.I.) deNemours 5.00% 1/15/13	74,000	75,589
#Evraz Group 144A 9.50% 4/24/18	249,000	253,357
#GTL Trade Finance 144A 7.25% 10/20/17	200,000	206,391
Lubrizol 4.625% 10/1/09	213,000	212,566
Monsanto
5.125% 4/15/18	100,000	99,766
5.875% 4/15/38	100,000	99,022
#Nine Dragons Paper Holdings 144A 7.875% 4/29/13	250,000	248,276
Rohm & Haas 5.60% 3/15/13	200,000	203,255
		1,398,222
Brokerage – 1.33%
AMVESCAP 4.50% 12/15/09	275,000	273,363
Goldman Sachs Group
6.15% 4/1/18	355,000	359,763
6.75% 10/1/37	98,000	96,332
Jefferies Group 6.45% 6/8/27	224,000	180,174
Lazard Group 6.85% 6/15/17	80,000	74,680
Lehman Brothers Holdings
5.625% 1/24/13	215,000	212,064
6.875% 5/2/18	100,000	102,458
6.875% 7/17/37	115,000	106,936
Merrill Lynch 6.875% 4/25/18	195,000	196,943
		1,602,713

Capital Goods – 0.57%
Allied Waste North America 7.875% 4/15/13		55,000	57,406
Graham Packaging 8.50% 10/15/12		135,000	132,975
Honeywell International 5.30% 3/1/18		195,000	198,951
Lockheed Martin 4.121% 3/14/13		175,000	172,106
Textron 6.50% 6/1/12		120,000	126,970
			688,408
Communications – 2.99%
AT&T Wireless 8.125% 5/1/12		526,000	584,474
#Charter Communications Operating 144A 10.875% 9/15/14		125,000	132,813
Citizens Communications 7.125% 3/15/19		160,000	148,800
Comcast
•3.01% 7/14/09		179,000	175,845
6.30% 11/15/17		224,000	233,170
Intelsat Bermuda 11.25% 6/15/16		55,000	56,031
MetroPCS Wireless 9.25% 11/1/14		120,000	118,500
Telecom Italia Capital 4.00% 1/15/10		302,000	296,899
Telefonica Emisiones 5.984% 6/20/11		160,000	163,495
Time Warner Cable 5.40% 7/2/12		207,000	208,400
Verizon Communications 5.55% 2/15/16		400,000	404,088
Viacom
•3.15% 6/16/09		170,000	167,685
5.75% 4/30/11		174,000	176,063
#Vimpelcom 144A 9.125% 4/30/18		320,000	320,799
#Vivendi 144A 6.625% 4/4/18		275,000	268,919
Windstream 8.125% 8/1/13		139,000	144,560
			3,600,541
Consumer Cyclical – 1.76%
CVS Caremark
4.875% 9/15/14		240,000	236,792
5.75% 6/1/17		255,000	258,857
•DaimlerChrysler North America 3.562% 8/3/09		291,000	286,791
Ford Motor Credit 7.80% 6/1/12		160,000	143,194
GMAC 6.875% 8/28/12		200,000	158,807
Lear 8.75% 12/1/16		75,000	70,875
McDonald's
5.35% 3/1/18		95,000	96,552
5.80% 10/15/17		180,000	188,726
MGM MIRAGE 7.50% 6/1/16		225,000	204,750
Penney (J.C.) 7.375% 8/15/08		80,000	80,470
VF 5.95% 11/1/17		125,000	124,865
Wal-Mart Stores 6.20% 4/15/38		264,000	269,620
			2,120,299
Consumer Non-Cyclical – 4.16%
Abbott Laboratories 5.60% 11/30/17		215,000	222,637
#AmBev International Finance 144A 9.50% 7/24/17	BRL	760,000	393,214
Amgen 5.85% 6/1/17	USD	235,000	237,044
Aramark
•6.739% 2/1/15		75,000	72,563
8.50% 2/1/15		130,000	136,175
AstraZeneca 5.90% 9/15/17		280,000	297,002
#Bausch & Lomb 144A 9.875% 11/1/15		130,000	138,775
#Covidien International Finance 144A
6.00% 10/15/17		98,000	100,365
6.55% 10/15/37		185,000	189,743
Delhaize America 9.00% 4/15/31		170,000	210,930
Diageo Capital
5.20% 1/30/13		40,000	40,844
5.75% 10/23/17		190,000	194,108
#Dr Pepper Snapple Group 144A 6.82% 5/1/18		320,000	332,553
HCA PIK 9.625% 11/15/16		130,000	139,913
Kellogg 5.125% 12/3/12		180,000	183,743
Kraft Foods
4.125% 11/12/09		125,000	124,546
6.125% 2/1/18		415,000	424,371
Kroger
4.95% 1/15/15		71,000	69,208
6.75% 4/15/12		155,000	165,001
6.90% 4/15/38		90,000	96,015
Quest Diagnostics 5.45% 11/1/15		275,000	260,710

Schering-Plough 6.00% 9/15/17	130,000	131,510
Sysco 5.25% 2/12/18	145,000	145,948
UST 5.75% 3/1/18	145,000	145,147
Wyeth 5.50% 2/1/14	543,000	558,307
		5,010,372
Electric – 1.83%
Commonwealth Edison 6.15% 9/15/17	182,000	186,721
Duke Energy Carolinas
6.00% 1/15/38	70,000	70,419
6.05% 4/15/38	55,000	55,716
Illinois Power 6.125% 11/15/17	130,000	127,603
#Korea Southern Power 144A 5.375% 4/18/13	140,000	140,418
MidAmerican Funding 6.75% 3/1/11	170,000	180,364
Northern States Power 5.25% 3/1/18	135,000	135,855
NRG Energy 7.375% 2/1/16	215,000	221,987
Pacific Gas & Electric 5.625% 11/30/17	115,000	117,288
PECO Energy 5.35% 3/1/18	95,000	95,165
Potomac Electric Power 6.50% 11/15/37	90,000	91,113
PSEG Power 5.50% 12/1/15	130,000	127,351
Public Service Electric & Gas 5.30% 5/1/18	150,000	150,045
#Texas Competitive Electric Holdings 144A 10.25% 11/1/15	195,000	204,262
Virginia Electric & Power 5.40% 4/30/18	215,000	213,264
#West Penn Power 144A 5.95% 12/15/17	90,000	92,069
		2,209,640
Energy – 1.79%
Apache 5.25% 4/15/13	162,000	166,425
Canadian Natural Resources
4.90% 12/1/14	110,000	106,892
6.70% 7/15/11	70,000	73,688
#Enbridge Energy Partners 144A 6.50% 4/15/18	140,000	141,977
Energy Transfer Partners 7.50% 7/1/38	130,000	139,589
#Lukoil International Finance 144A 6.356% 6/7/17	100,000	92,750
#Plains All American Pipeline 144A 6.50% 5/1/18	105,000	107,432
#Ras Laffan Liquefied Natural Gas III 144A 5.838% 9/30/27	530,000	448,360
Siberian Oil 10.75% 1/15/09	570,000	595,821
Suncor Energy 6.50% 6/15/38	83,000	82,927
Weatherford International 7.00% 3/15/38	125,000	135,012
XTO Energy 5.30% 6/30/15	65,000	65,203
		2,156,076
Finance Companies – 1.62%
#Capmark Financial Group 144A 6.30% 5/10/17	169,000	123,153
EnCana Holdings Finance 5.80% 5/1/14	185,000	190,687
General Electric Capital
5.625% 9/15/17	138,000	140,857
5.625% 5/1/18	105,000	106,275
5.875% 1/14/38	230,000	220,036
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	200,000	177,806
International Lease Finance
5.35% 3/1/12	180,000	177,225
5.875% 5/1/13	118,000	117,644
6.375% 3/25/13	220,000	223,216
John Deere Capital 5.35% 4/3/18	190,000	190,574
Washington Mutual
*5.25% 9/15/17	162,000	137,943
5.50% 8/24/11	157,000	143,839
		1,949,255
Insurance – 1.85%
American International Group 5.85% 1/16/18	205,000	205,214
Berkshire Hathaway Finance 4.85% 1/15/15	168,000	169,518
#Genworth Life Institutional Funding Trust 144A 5.875% 5/3/13	165,000	166,132
@#Max USA Holdings 144A 7.20% 4/14/17	150,000	154,316
•#MetLife Capital Trust X 144A 9.25% 4/8/38	300,000	339,123
Õ@Montpelier Re Holdings 6.125% 8/15/13	45,000	44,415
@•#wTwin Reefs Pass Through Trust 144A 4 3.722% 12/31/49	200,000	8,250
UnitedHealth Group
5.50% 11/15/12	310,000	309,197
6.875% 2/15/38	160,000	156,602
Unitrin 6.00% 5/15/17	269,000	247,374
WellPoint
5.00% 1/15/11	240,000	238,197
5.00% 12/15/14	208,000	197,450
		2,235,788

Natural Gas – 0.63%
Enterprise Products Operating
5.60% 10/15/14		194,000	192,264
6.50% 1/31/19		204,000	210,774
Kinder Morgan Energy Partners 5.125% 11/15/14		118,000	114,700
Valero Energy
6.125% 6/15/17		135,000	136,420
6.625% 6/15/37		113,000	110,426
			764,584
Real Estate – 0.49%
iStar Financial
5.15% 3/1/12		123,000	107,099
5.875% 3/15/16		213,000	179,188
Regency Centers 5.875% 6/15/17		174,000	156,209
•#USB Realty 144A 6.091% 12/22/49		200,000	147,122
			589,618
Technology – 0.93%
Hewlett-Packard 5.50% 3/1/18		125,000	127,798
Oracle
5.75% 4/15/18		110,000	112,205
6.50% 4/15/38		250,000	259,263
SunGard Data Systems 9.125% 8/15/13		160,000	168,000
Xerox
5.50% 5/15/12		101,000	101,124
6.35% 5/15/18		355,000	357,450
			1,125,840
Transportation – 0.78%
Burlington North Santa Fe
5.65% 5/1/17		159,000	160,280
5.75% 3/15/18		275,000	279,425
Hertz 8.875% 1/1/14		65,000	65,813
#Norfolk Southern 144A 5.75% 4/1/18		110,000	111,766
Red Arrow International Leasing 8.375% 6/30/12	RUB	7,770,264	327,069
			944,353
Total Corporate Bonds (cost $30,315,653)			30,026,102

Foreign Agencies – 0.91%
France – 0.15%
France Telecom 7.75% 3/1/11	USD	166,000	179,608
			179,608
Germany – 0.60%
KFW 3.25% 2/15/11		465,000	466,964
Rentenbank 3.25% 3/15/13		255,000	250,431
			717,395
Republic of Korea – 0.16%
Korea Development Bank 5.30% 1/17/13		195,000	195,667
			195,667
Total Foreign Agencies (cost $1,094,570)			1,092,670

Municipal Bonds – 2.39%
Massachusetts Bay Transportation Authority 5.00% 7/1/19		85,000	93,639
•Massachusetts State Special Obligation Revenue CPI Linked Loan Series A 3.679% 6/1/22 (FSA)		400,000	397,536
New York Tobacco Settlement Finance Authority Series B 5.00% 6/1/10		420,000	434,037
North Texas Tollway Authority
^Capital Appreciation Series D 5.97% 1/1/37		840,000	183,347
Series A
5.50% 1/1/18		65,000	70,631
6.00% 1/1/19		35,000	39,077
6.00% 1/1/20		170,000	188,256
Portland, Oregon Sewer System Revenue Series A 5.00% 6/15/18		310,000	339,156
Texas Transportation Community Mobility 5.00% 4/1/19		265,000	288,895
Triborough, New York Bridge & Tunnel Authority Revenue
5.00% 11/15/18		220,000	241,848
5.00% 11/15/19		225,000	244,307
University of Texas Financing System Series A 5.25% 8/15/18		85,000	95,451
West Virginia Tobacco Settlement Finance Authority Series A 7.467% 6/1/47		280,000	263,354
Total Municipal Bonds (cost $2,880,904)			2,879,534

Non-Agency Asset-Backed Securities – 10.45%
•Bank of America Credit Card Trust
Series 2006-A10 A10 2.70% 2/15/12	2,645,000	2,615,031
Series 2008-A5 A5 4.015% 12/16/13	1,000,000	1,000,000
#Cabela's Master Credit Card Trust 2008-1A A1 144A 4.31% 12/16/13	270,000	267,845
Capital Auto Receivables Asset Trust
Series 2006-2 A2A 5.23% 2/15/09	2,756	2,759
Series 2007-3 A3A 5.02% 9/15/11	330,000	333,506
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	235,000	231,581
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	90,000	90,290
Series 2008-A A3 4.94% 4/25/14	150,000	149,667
Centex Home Equity Series 2005-D AF4 5.27% 10/25/35	200,000	188,786
•Chase Issuance Trust Series 2007-A11 A11 2.72% 7/16/12	1,500,000	1,466,527
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39	515,000	484,114
•Series 2007-A6 A6 2.70% 7/12/12	3,000,000	2,933,615
CNH Equipment Trust
Series 2007-B A3A 5.40% 10/17/11	135,000	135,561
Series 2008-A A3 4.12% 5/15/12	95,000	93,959
Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20	390,000	376,985
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	350,000	315,209
Harley-Davidson Motorcycle Trust
Series 2005-2 A2 4.07% 2/15/12	184,444	184,814
Series 2006-2 A2 5.35% 3/15/13	600,000	608,390
Hyundai Auto Receivables Trust Series 2007-A A3A 5.04% 1/17/12	90,000	90,283
John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12	190,000	189,986
RSB Bondco Series 2007- A A2 5.72% 4/1/18	215,000	217,534
WFS Financial Owner Trust Series 2005-1 A4 3.87% 8/17/12	465,000	465,714
World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12	160,000	158,053
Total Non-Agency Asset-Backed Securities (cost $12,800,195)		12,600,209

Non-Agency Collateralized Mortgage Obligations – 9.95%
•Adjustable Rate Mortgage Trust Series 2005-10 3A11 5.415% 1/25/36	772,480	733,935
Bank of America Alternative Loan Trust
Series 2004-11 1CB1 6.00% 12/25/34	773,541	728,579
Series 2005-3 2A1 5.50% 2/25/20	296,527	293,747
Series 2005-5 2CB1 6.00% 6/25/35	190,644	192,312
Bank of America Mortgage Securities Series 2005-9 2A1 4.75% 10/25/20	116,193	115,032
•Bear Stearns Adjustable Rate Mortgage Trust Series 2007-3 1A1 5.475% 5/25/47	670,232	635,983
Bear Stearns Asset Backed Securities Series 2005-AC8 A5 5.50% 11/25/35	291,209	248,435
Citicorp Mortgage Securities Series 2006-3 1A4 6.00% 6/25/36	335,000	311,248
•Citigroup Mortgage Loan Trust
Series 2007-AR5 1AB 5.613% 4/25/37	302,214	238,445
Series 2007-AR8 1A3A 6.052% 8/25/37	361,751	331,689
Countrywide Alternative Loan Trust Series 2006-2CB A3 5.50% 3/25/36	258,348	244,939
wCountrywide Home Loan Mortgage Pass Through Trust
Õ@•Series 2004-HYB4 M 4.805% 9/20/34	96,913	75,574
Series 2006-17 A5 6.00% 12/25/36	129,747	130,434
•Series 2006-HYB1 3A1 5.275% 3/20/36	181,812	150,461
•First Horizon Asset Securities
Series 2007-AR2 1A1 5.855% 8/25/37	248,884	231,462
Series 2007-AR3 2A2 6.309% 11/25/37	547,534	514,365
•GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.182% 5/25/35	339,539	305,553
•#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27	162,908	164,380
Series 1999-3 A 8.00% 8/19/29	336,695	367,694
•JPMorgan Mortgage Trust
Series 2005-A1 4A1 4.777% 2/25/35	461,360	433,867
Series 2005-A8 1A1 5.405% 11/25/35	720,370	683,772
Õ@Series 2007-A1 7A4 5.301% 7/25/35	755,762	716,864
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	287,175	275,868
MASTR Alternative Loans Trust Series 2003-9 1A1 5.50% 12/25/18	307,532	307,724
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34	272,683	298,157
Residential Asset Mortgage Products Series 2004-SL1 A3 7.00% 11/25/31	55,422	56,766
Õ@wWashington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35	182,745	185,315
wWashington Mutual Mortgage Pass Through Certificates
Series 2004-CB3 4A 6.00% 10/25/19	213,390	218,258
•Series 2006-AR14 1A4 5.647% 11/25/36	423,842	404,822

Wells Fargo Mortgage Backed Securities Trust
•Series 2005-AR16 6A4 5.00% 10/25/35		367,345	343,307
Series 2006-2 3A1 5.75% 3/25/36		684,934	664,047
•Series 2006-AR6 7A1 5.111% 3/25/36		646,481	594,273
•Series 2006-AR10 5A1 5.597% 7/25/36		430,264	413,950
Series 2007-8 2A6 6.00% 7/25/37		85,000	77,704
Series 2007-13 A7 6.00% 9/25/37		319,057	313,274
Total Non-Agency Collateralized Mortgage Obligations (cost $12,570,126)			12,002,235

Regional Agency – 0.31%Δ
Australia – 0.31%
Queensland Treasury 6.00% 10/14/15	AUD	421,000	377,754
Total Regional Agency (cost $338,041)			377,754

«Senior Secured Loans – 1.00%
Energy Futures Holdings Term Loan B2 6.256% 10/10/14	USD	350,000	336,081
Ford Motor Term Loan B 5.80% 11/29/13		939,366	865,240
Total Senior Secured Loans (cost $1,260,473)			1,201,321

Sovereign Agency – 0.14%Δ
Canada – 0.14%
Export Development Canada 2.625% 3/15/11	USD	170,000	168,680
Total Sovereign Agency (cost $169,295)			168,680

Sovereign Debt – 6.37%Δ
Brazil – 0.63%
Republic of Brazil 11.00% 8/17/40	USD	558,000	761,252
			761,252
Finland – 0.08%
Republic of Finland 4.75% 2/21/12	NOK	470,000	91,949
			91,949
Germany – 1.85%
Bundesobligation 4.25% 10/12/12	EUR	1,411,200	2,232,470
			2,232,470
Indonesia – 0.28%
Republic of Indonesia
8.50% 10/12/35	USD	120,000	131,612
11.00% 12/15/12	IDR	2,026,000,000	209,511
			341,123
Mexico – 1.23%
Mexican Government
*5.625% 1/15/17	USD	714,000	752,199
7.25% 12/15/16	MXN	5,100,000	466,086
8.00% 12/17/15	MXN	2,475,000	236,844
10.00% 11/20/36	MXN	200,000	23,198
			1,478,327
Philippines – 0.16%
*Philippines Government 6.375% 1/15/32	USD	203,000	199,194
			199,194
Russia – 0.66%
fRussia Government
7.50% 3/31/30	USD	502,350	578,489
#144A 7.50% 3/31/30	USD	191,090	219,276
			797,765
United Kingdom – 1.48%
U.K. Treasury
5.00% 3/7/12	GBP	591,300	1,202,465
8.00% 9/27/13	GBP	250,000	579,663
			1,782,128
Total Sovereign Debt (cost $7,551,790)			7,684,208

Supranational Banks – 2.25%
European Investment Bank
2.875% 3/15/13	USD	400,000	389,515
3.25% 2/15/11	USD	245,000	246,815
6.00% 7/15/09	NZD	582,000	443,719
7.75% 10/26/10	NZD	382,000	298,636
11.25% 2/14/13	BRL	500,000	293,653
Inter-American Development Bank
1.90% 7/8/09	JPY	45,000,000	437,429
5.75% 6/15/11	AUD	336,000	302,907
International Bank for Reconstruction & Development 5.75% 6/25/10	RUB	7,340,000	306,785
Total Supranational Banks (cost $2,661,166)			2,719,459

U.S. Treasury Obligations – 2.35%
*U.S. Treasury Bonds 5.00% 5/15/37	USD	160,000	173,450
¥U.S. Treasury Inflation Index Notes 3.00% 7/15/12		1,065,429	1,167,479
U.S. Treasury Notes
*3.125% 4/30/13		1,060,000	1,064,472
3.50% 2/15/18		445,000	435,683
Total U.S. Treasury Obligations (cost $2,762,498)			2,841,084

		Number of
		Shares
Convertible Preferred Stock – 0.13%
•Citigroup Funding 4.943% exercise price $29.50, expiration date 9/27/08		6,400	153,408
Total Convertible Preferred Stock (cost $202,767)			153,408

Preferred Stock – 0.40%
•Citigroup 8.40%		135,000	136,800
•JPMorgan Chase 7.90%		340,000	347,477
Total Preferred Stock (cost $475,000)			484,277

		Principal
		Amount°
Repurchase Agreements** – 0.70%
BNP Paribas 1.95%, dated 4/30/08, to be
repurchased on 5/1/08, repurchase price $648,735
(collateralized by U.S. Government obligations,
ranging in par value $64,100-$409,100,
3.375%-5.125%, 6/15/09-6/30/11; with total
market value $661,842)	USD	648,700	648,700
UBS Warburg 1.93%, dated 4/30/08, to be
repurchased on 5/1/08, repurchase price $193,310
(collateralized by U.S. Government obligations,
par value $193,300, 3.375% 9/15/09;
with market value $197,231)		193,300	193,300
Total Repurchase Agreements (cost $842,000)			842,000

Total Value of Securities Before Securities Lending Collateral – 109.10%
(cost $132,473,139)			131,570,213

		Number of
		Shares
Securities Lending Collateral*** – 3.89%
Investment Companies
Mellon GSL DBT II Collateral Fund		4,694,351	4,694,351
Total Securities Lending Collateral (cost $4,694,351)			4,694,351

Total Value of Securities – 112.99%
(cost $137,167,490)			136,264,564©
Obligation to Return Securities Lending Collateral*** – (3.89%)			(4,694,351)
Liabilities Net of Receivables and Other Assets (See Notes) – (9.10%)☐			(10,979,040)
Net Assets Applicable to 16,194,478 Shares Outstanding – 100.00%			$120,591,173

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiah
JPY – Japanese Yen
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
RUB – Russian Ruble
USD – United States Dollar

•Variable rate security. The rate shown is the rate as of April 30, 2008.
*Fully or partially on loan.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

¥Fully or partially pledged as collateral for financial futures contracts.
^Zero coupon security. The rate shown is the yield at the time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2008, the aggregate amount of Rule 144A securities was $9,679,323, which represented 8.03% of the Fund’s net assets. See Note 8 in "Notes."
@Illiquid security. At April 30, 2008, the aggregate amount of illiquid securities was $1,931,850, which represented 1.60% of the Fund’s net assets. See Note 8 in “Notes.”
ÕRestricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At April 30, 2008, the aggregate amount of the restricted security was $1,022,168 or 0.85% of the Fund’s net assets. See Note 8 in “Notes.”
fStep coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at April 30, 2008.
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
**See Note 1 in "Notes."
***See Note 7 in "Notes."
©Includes $5,492,827 of securities loaned.
☐Of this amount, $18,485,163 represents payable for investments bought as of April 30, 2008.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
FSA – Insured by Financial Security Assurance
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-in-Kind
RSB – Rate Stabilization Bonds
S.F. – Single Family
TBA – To be announced
yr – Year

The following foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts, written options and swap contracts were outstanding at April 30, 2008:

Foreign Currency Exchange Contracts[1]
					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	618,442	NZD	(736,453)	6/30/08	$ 8,853
AUD	(1,050,392)	USD	988,819	5/30/08	1,941
BRL	(876,893)	USD	501,655	5/30/08	(25,894)
EUR	(512,665)	JPY	83,808,691	5/30/08	7,753
EUR	(802,575)	USD	1,265,627	5/30/08	13,765
GBP	(931,805)	USD	1,851,590	5/30/08	2,881
GBP	30,601	USD	(60,900)	5/30/08	(188)
JPY	(52,597,609)	USD	505,225	5/30/08	(1,500)
MXN	(7,934,188)	USD	736,317	5/30/08	(17,310)
MXN	100,900	USD	(9,366)	5/30/08	218
NOK	1,075,728	USD	(206,224)	5/30/08	4,565
NZD	(223,454)	USD	173,646	5/30/08	(146)
RUB	(14,996,412)	USD	632,000	5/30/08	(1,486)
					$ (6,548)

Futures Contracts[2]
				Unrealized
Contracts to Buy	Notional Cost	Notional Value	Expiration Date	Depreciation
101 U.S. Treasury 5 yr Notes	$11,458,791	$11,310,422	6/30/08	$(148,369)
				$(148,369)

Written Options[3]
					Unrealized
	Number of	Notional	Exercise		Appreciation
Description	Contracts	Value	Price	Expiration Date	(Depreciation)
Written Call Options
U.S. Treasury 10 yr Future	(38)	$ 3,800,000	$119.50	6/19/08	$ 22,552

Written Put Options
U.S. Treasury 10 yr Future	(106)	10,600,000	115.50	5/23/08	(20,029)

U.S. Treasury 10 yr Future	(18)	1,800,000	112.50	6/20/08	4,458
		$ 16,200,00			$ 6,981

Swap Contracts[4]

Credit Default Swap Contracts
				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Goldman Sachs
Kraft Food 10 yr CDS	415,000	0.77%	12/20/17	4,405
JPMorgan Chase Bank
Embarq 7 yr CDS	100,000	0.77%	9/20/14	6,980
Lehman Brothers
Capmark Financial 5 yr CDS	165,000	1.65%	9/20/12	36,745
Gannet 7 yr CDS	282,000	0.88%	9/20/14	17,830
Home Depot 5 yr CDS	365,000	0.50%	9/20/12	9,910
New York Times 7 yr CDS	282,000	0.75%	9/20/14	21,491
Sara Lee 7 yr CDS	282,000	0.60%	9/20/14	(1,488)
Target 5 yr CDS	375,000	0.57%	12/20/12	2,239
Washington Mutual
4 yr CDS	99,300	0.85%	9/20/11	8,451
10 yr CDS	170,000	3.15%	12/20/17	(10,439)
Total	$2,535,300			$ 96,124

The use of foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts, written options, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in ”Notes.”
2See Note 4 in ”Notes.”
3See Note 5 in ”Notes.”
4See Note 6 in ”Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Government Fund (Trust) - Delaware Core Plus Bond Fund (Fund).

Security Valuation - Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At April 30, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At April 30, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$137,236,462
Aggregate unrealized appreciation	1,428,178
Aggregate unrealized depreciation	(2,400,076)
Net unrealized appreciation	$(971,898)

For federal income tax purposes, at July 31, 2007, capital loss carryforwards of $16,489,805 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $6,907,431 expires in 2008, $1,219,236 expires in 2009, $2,497,064 expires in 2012, $1,839,322 expires in 2013, $1,361,936 expires in 2014 and $2,664,816 expires in 2015.

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

4. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the schedule of investments.

5. Options Written
During the period ended April 30, 2008, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the period ended April 30, 2008 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at January 31, 2008	-	$-
Options written	519	322,519
Options expired	(201)	(139,760)
Options terminated in closing purchase transactions	(156)	(88,466)
Options outstanding at April 30, 2008	162	$94,293

6. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended April 30, 2008, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended April 30, 2008 the Fund did not enter into and CDS contracts as a seller of protection.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a Collective Trust established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At April 30, 2008 the market value of the securities on loan was $5,492,827, for which the Fund received collateral, comprised of non-cash collateral valued at $896,542, and cash collateral of $4,694,351. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

8. Credit and Market Risk
The Fund may invest up to 20% of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standards & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

Schedule of Investments (Unaudited)

Delaware Inflation Protected Bond Fund

April 30, 2008

		Principal	Value
		Amount°	(U.S.$)
Agency Asset-Backed Securities – 0.01%
Fannie Mae Whole Loan Series 2001-W2 AS5 6.473% 10/25/31	USD	9,225	$9,050
Total Agency Asset-Backed Securities (cost $9,203)			9,050

Agency Collateralized Mortgage Obligations – 0.00%
Government National Mortgage Association Series 2002-20 VD 6.00% 4/20/19		1,627	1,627
Total Agency Collateralized Mortgage Obligations (cost $1,664)			1,627

Agency Mortgage-Backed Securities – 0.00%
Freddie Mac S.F. 30 yr 8.00% 5/1/31		4,736	5,134
Total Agency Mortgage-Backed Securities (cost $5,114)			5,134

Agency Obligations – 0.19%
Fannie Mae 2.50% 4/9/10		200,000	199,013
Total Agency Obligations (cost $199,500)			199,013

Corporate Bonds – 0.65%
Brokerage – 0.58%
LaBranche 11.00% 5/15/12		100,000	102,500
•Morgan Stanley 6.125% 3/5/18		500,000	500,000
			602,500
Consumer Non-Cyclical – 0.07%
*Constellation Brands 8.125% 1/15/12		75,000	76,781
			76,781
Total Corporate Bonds (cost $686,363)			679,281

Foreign Agencies – 0.62%Δ
Germany – 0.50%
KFW
3.25% 2/15/11		270,000	271,140
3.25% 3/15/13		255,000	250,654
			521,794
Republic of Korea – 0.12%
Korea Development Bank 5.30% 1/17/13		120,000	120,411
			120,411
Total Foreign Agencies (cost $644,585)			642,205

Municipal Bonds – 1.74%
Massachusetts State Special Obligation Revenue CPI Linked Loan Series A 3.907% 6/1/22 (FSA)		150,000	149,076
§New Jersey State Educational Facilities Authority (Princeton University) 5.00% 7/1/20-10		900,000	949,446
New York Tobacco Settlement Finance Authority Series B 5.00% 6/1/10		685,000	707,893
Total Municipal Bonds (cost $1,825,429)			1,806,415

Õ@Non-Agency Asset-Backed Securities – 0.07%
•Countrywide Asset-Backed Certificates Series 2006-S7 A3 5.712% 11/25/35		195,000	70,506
Total Non-Agency Asset-Backed Securities (cost $194,998)			70,506

Non-Agency Collateralized Mortgage Obligations – 0.61%
•Bank of America Mortgage Securities Series 2002-K 2A1 6.521% 10/20/32		17,890	17,885
•Citigroup Mortgage Loan Trust Series 2007-AR5 1AB 5.613% 4/25/37		113,330	89,417
•Õ@Structured Adjustable Rate Mortgage Loan Trust
Series 2005-22 4A2 5.374% 12/25/35		21,022	18,346
Series 2006-5 5A4 5.537% 6/25/36		43,690	37,474
•Wells Fargo Mortgage Backed Securities Trust
Series 2004-EE 3A1 4.013% 12/25/34		146,855	145,644
Series 2005-AR16 6A4 5.00% 10/25/35		149,937	140,125
Series 2006-AR6 7A1 5.111% 3/25/36		197,536	181,583
Total Non-Agency Collateralized Mortgage Obligations (cost $677,857)			630,474

Sovereign Agency – 0.10%Δ
Canada – 0.10%
Export Development Canada 2.625% 3/15/11		100,000	99,224
Total Sovereign Agency (cost $99,585)			99,224

Sovereign Debt – 7.69%Δ
Finland – 0.14%
Republic of Finland 4.75% 2/21/12	NOK	740,000	144,771
			144,771

France – 0.07%
Government of France 3.00% 7/25/09	EUR	46,544	74,014
			74,014
Germany – 0.02%
Bundesobligation 4.25% 10/12/12	EUR	10,000	15,820
			15,820
Italy – 4.14%
Italy Buoni Poliennali Del Tesoro 1.85% 9/15/12	EUR	2,741,075	4,291,679
			4,291,679
Japan – 2.95%
Japan Government 5 yr Bond 1.10% 12/20/12	JPY	9,500,000	91,301
Japanese Government CPI Linked 10 yr Bond
1.10% 9/10/16	JPY	102,204,000	972,798
1.20% 12/10/17	JPY	210,210,000	2,001,536
			3,065,635
Sweden – 0.37%
Swedish Government 3.50% 12/1/15	SEK	1,750,000	382,794
			382,794
Total Sovereign Debt (cost $7,615,274)			7,974,713

Supranational Banks – 0.22%
European Investment Bank 2.875% 3/15/13	USD	230,000	223,971
Total Supranational Banks (cost $229,483)			223,971

U.S. Treasury Obligations – 83.64%
U.S. Treasury Inflation Index Bonds
*2.00% 1/15/26		4,393,898	4,367,811
*2.375% 1/15/25		1,134,180	1,193,547
*2.375% 1/15/27		2,702,797	2,843,008
3.625% 4/15/28		91,610	114,642
*3.875% 4/15/29		4,377,840	5,706,584
U.S. Treasury Inflation Index Notes
0.875% 4/15/10		256,986	260,479
*1.875% 7/15/13		4,512,038	4,740,816
¥2.00% 1/15/14		8,059,085	8,494,783
2.00% 7/15/14		6,400,815	6,752,866
*2.00% 1/15/16		4,025,962	4,230,094
2.375% 4/15/11		11,250,837	11,888,973
*2.375% 1/15/17		8,281,581	8,937,639
2.50% 7/15/16		78,611	85,716
3.00% 7/15/12		1,412,724	1,548,038
3.375% 1/15/12		23,842	26,271
*3.875% 1/15/09		12,474,519	12,887,750
*4.25% 1/15/10		1,987,830	2,135,209
U.S. Treasury Notes
*2.125% 4/30/10		4,230,000	4,219,095
*3.50% 2/15/18		6,485,000	6,349,224
Total U.S. Treasury Obligations (cost $84,819,388)			86,782,545

Repurchase Agreements** – 3.46%
BNP Paribas 1.95%, dated 4/30/08, to be
repurchased on 5/1/08, repurchase price $2,766,550
(collateralized by U.S. Government obligations,
ranging in par value $273,500-$1,744,600,
3.375%-5.125%, 6/15/09-6/30/11; with total
market value $2,822,655)		2,766,400	2,766,400
UBS Warburg 1.93%, dated 4/30/08, to be
repurchased on 5/1/08, repurchase price $824,644
(collateralized by U.S. Government obligations,
par value $824,600, 3.375% 9/15/09;
with market value $841,162)		824,600	824,600
Total Repurchase Agreements (cost $3,591,000)			3,591,000

Total Value of Securities Before Securities Lending Collateral – 99.00%
(cost $100,599,443)			102,715,158

	Number of
	Shares
Securities Lending Collateral*** – 16.35%
Investment Companies
Mellon GSL DBT II Collateral Fund	16,965,148	16,965,148
Total Securities Lending Collateral (cost $16,965,148)		16,965,148

Total Value of Securities – 115.35%
(cost $117,564,591)		119,680,306©
Obligation to Return Securities Lending Collateral*** – (16.35%)		(16,965,148)
Receivables and Other Assets Net of Liabilities (See Notes) – 1.00%		1,038,641
Net Assets Applicable to 10,050,765 Shares Outstanding – 100.00%		$103,753,799

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
NOK – Norwegian Kroner
NZD – New Zealand Dollar
SEK – Swedish Krona
USD – United States Dollar

ΔSecurities have been classified by country of origin.
•Variable rate security. The rate shown is the rate as of April 30, 2008.
*Fully or partially on loan.
**See Note 1 in “Notes.”
***See Note 5 in "Notes."
©Includes $22,739,165 of securities loaned.
¥Fully or partially pledged as collateral for financial futures contracts.
§Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
ÕRestricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At April 30, 2008, the aggregate amount of the restricted securities was $126,326 or 0.12% of the Fund’s net assets. See Note 6 in “Notes.”
@Illiquid security. At April 30, 2008, the aggregate amount of illiquid securities was $126,326, which represented 0.12% of the Fund’s net assets. See Note 6 in “Notes."

Summary of Abbreviations:
CPI – Consumer Price Index
FSA – Insured by Financial Security Assurance
S.F. – Single Family
yr – Year

The following foreign currency exchange contracts, foreign cross currency contracts and futures contracts were outstanding at April 30, 2008:

Foreign Currency Exchange Contracts1

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(7,134)	USD	6,741	5/30/08	$ 38
EUR	(177,400)	USD	281,377	5/30/08	4,667
EUR	313,000	GBP	(247,364)	5/30/08	(2,552)
EUR	311,000	JPY	(48,161,460)	5/30/08	21,113
JPY	55,716,732	USD	(536,742)	5/30/08	32
NZD	1,000	USD	(777)	5/30/08	1
					$23,299

Futures Contracts2

					Unrealized
Contracts		Notional	Notional		Appreciation
to Buy		Cost	Value	Expiration Date	(Depreciation)
60	U.S. Treasury 2 year Notes	$12,854,847	$12,761,250	6/30/08	$(93,597)
56	U.S. Treasury 5 year Notes	6,269,616	6,271,125	6/30/08	1,509
12	U.S. Treasury Long Bond	1,377,122	1,402,688	6/19/08	25,566
					$(66,522)

The use of foreign currency exchange contracts, foreign cross currency exchange contracts and futures contracts involves elements of market risks and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”
2See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Government Fund (Trust) - Delaware Inflation Protected Bond Fund (Fund).

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle (Collective Trust), is valued at unit value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At April 30, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At April 30, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$117,740,809
Aggregate unrealized appreciation	2,421,404
Aggregate unrealized depreciation	(481,907)
Net unrealized appreciation	$1,939,497

For federal income tax purposes, at July 31, 2007, capital loss carryforwards of $190,499 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $7,100 expires in 2014 and $183,399 expires in 2015.

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the schedule of investments.

4. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the schedule of investments.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less then the applicable collateral requirements. Cash collateral received is invested in a Collective Trust established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At April 30, 2008, the market value of the securities on loan was $22,739,165, for which the Fund received collateral, comprised of non-cash collateral valued at $6,230,724, and cash collateral of $16,965,148. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

6. Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. At April 30, 2008, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: